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                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2001-6




Section 7.3 Indenture                               Distribution Date: 9/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,453,200.00
             Class B Note Interest Requirement                        145,600.00
             Class C Note Interest Requirement                        243,000.00
                       Total                                        1,841,800.00

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.44167
             Class B Note Interest Requirement                           1.73333
             Class C Note Interest Requirement                           2.25000

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                        1,008,000,000
             Class B Note Principal Balance                           84,000,000
             Class C Note Principal Balance                          108,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            12,000,000.00

(v)     Required Owner Trust Spread Account Amount                 12,000,000.00



                                                   By:
                                                         ---------------------

                                                   Name:  Patricia M. Garvey
                                                   Title: Vice President


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